Tyler Technologies Reports Earnings for Second Quarter 2025
Double-digit revenue growth fueled by 21.4% increase in subscription revenues
PLANO, Texas – July 30, 2025 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value equity company, today announced financial results for the second quarter ended June 30, 2025.
Second Quarter 2025 Financial Highlights (all comparisons are to the second quarter of 2024):
Revenues
Total revenues were $596.1 million, up 10.2%.
Recurring Revenues
Recurring revenues were $517.2 million, up 15.2%, and comprised 86.8% of total revenues, up from 83.0%.
•Subscription revenues were $405.1 million, up 21.4%.
◦Within subscriptions:
◦SaaS revenues grew 21.5% to $189.6 million.
◦Transaction-based revenues grew 21.3% to $215.5 million.
•SaaS arrangements comprised approximately 96% of the total new software contract value, down from approximately 97%.
•Annualized recurring revenue (ARR) was $2.07 billion, up 15.2%.
Earnings/EBITDA
•GAAP operating income was $95.6 million, up 22.5%. Non-GAAP operating income was $158.1 million, up 19.3%.
•GAAP net income was $84.6 million, or $1.93 per diluted share, up 24.9%. Non-GAAP net income was $127.9 million, or $2.91 per diluted share, up 23.1%.
•Adjusted EBITDA was $169.1 million, up 18.3%.
Cash Flow
•Cash flows from operations were $98.3 million, up 52.9%.
•Free cash flow was $88.0 million, up 80.9%.

Tyler Technologies Reports Earnings
for Second Quarter 2025
July 30, 2025

"Second quarter revenues, earnings, and cash flow again surpassed expectations as we continue to execute at a high level against each of the key pillars of our growth strategy," said Lynn Moore, Tyler's president and chief executive officer. "SaaS revenues grew 21.5%, marking our 18th consecutive quarter of SaaS growth of 20% or more. New transaction-based services and higher volumes drove transaction revenue growth of 21.3%. In addition, both gross and operating margins continue to expand, reflecting a positive shift in revenue mix, efficiency gains across our cloud operations, and favorable operating expense trends.
"As anticipated, we saw solid sequential improvement in SaaS bookings for the second quarter. Public sector market conditions and our sales pipeline remain strong, supported by generally healthy budgets and a growing focus on technology investments that drive efficiency through digital modernization. And recently, Tyler was recognized as both a Leader and Visionary in the first-ever Gartner Magic QuadrantTM for Cloud-Based ERP for U.S. Local Government. We believe this represents a clear testament to the strength of our competitive position, innovation, and the differentiated value of our uniquely integrated suite of public sector solutions," concluded Moore.
Guidance for 2025
As of July 30, 2025, Tyler Technologies is providing the following guidance for the full year 2025:
•Total revenues are expected to be in the range of $2.33 billion to $2.36 billion.
•GAAP diluted earnings per share are expected to be in the range of $7.40 to $7.70.
•Non-GAAP diluted earnings per share are expected to be in the range of $11.20 to $11.50.
•Free cash flow margin is expected to be in the range of 25% to 27%.
•Research and development expense is expected to be in the range of $202 million to $205 million.
•Capital expenditures are expected to be in the range of $31 million to $33 million, including approximately $18 million of capitalized software development costs.
•Net interest income is expected to be in the range of $29 million to $31 million.

Tyler Technologies Reports Earnings
for Second Quarter 2025
July 30, 2025

GAAP to non-GAAP guidance reconciliation	2025
GAAP diluted earnings per share (1)	$7.40 - $7.70
Plus:
Share-based compensation expense	3.47
Amortization of acquired software and other intangibles	2.08
Less:
Income tax impact (1)	(1.75)
Non-GAAP diluted earnings per share	$11.20 - $11.50
Shares used in computing diluted earnings per share (millions)	44.1
GAAP estimated annual effective tax rate used in computing GAAP diluted earnings per share (1)	17.0%
Non-GAAP estimated annual effective tax rate used in computing non-GAAP diluted earnings per share (2)	22.5%

(1) GAAP diluted earnings per share may fluctuate due to the impact on our annual effective tax rate of discrete tax items, such as stock incentive awards, future acquisitions, changes in tax legislation, and other transactions.

(2) The non-GAAP estimated annual effective tax rate is expected to be 22.5%, up from 22.0% in 2024.
Conference Call
Tyler Technologies will hold a conference call and webcast on Thursday, July 31, 2025, at 10:00 a.m. ET to discuss the company’s results. Participants can pre-register for the teleconference here. Alternatively, participants can also join the teleconference by dialing 646-307-1963 and providing the operator with the conference name before admittance to the call.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.
About Tyler Technologies, Inc.
Tyler Technologies (NYSE: TYL) is a leading provider of integrated software and technology services for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions transform how clients turn actionable insights into opportunities and solutions for their communities. Tyler has more than 45,000 successful installations across 13,000 locations, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.
Non-GAAP Financial Measures
Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP

Tyler Technologies Reports Earnings
for Second Quarter 2025
July 30, 2025

financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, and lease restructuring costs and other. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.
Tyler currently uses a non-GAAP tax rate of 22.5%. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.
Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.
Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the budgets or regulatory environments of our clients, including local, state and federal governments agencies, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, security vulnerabilities and software updates; (3) our ability

Tyler Technologies Reports Earnings
for Second Quarter 2025
July 30, 2025

to protect client information from security breaches and provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (7) general economic, political and market conditions, including inflation and rising interest rates; (8) technological and market risks associated with the development of new products or services or of new versions of existing or acquired products or services; (9) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (10) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key personnel; and (11) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.
(Comparative results follow)
Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial
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TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024

Revenues:
Subscriptions	$405,075	$333,682	$780,064	$646,925
Maintenance	112,123	115,309	224,924	232,527
Professional services	58,612	71,928	122,662	136,734
Software licenses and royalties	3,663	5,329	10,657	14,063
Hardware and other	16,644	14,728	22,975	23,086
Total revenues	596,117	540,976	1,161,282	1,053,335

Cost of revenues:
Subscriptions, maintenance, and professional services	292,595	277,145	570,648	546,015
Software licenses and royalties	1,839	1,560	3,749	3,125
Amortization of software development	5,505	4,484	10,884	8,847
Amortization of acquired software	9,319	9,240	18,613	18,479
Hardware and other	13,675	10,731	17,123	15,387
Total cost of revenues	322,933	303,160	621,017	591,853

Gross profit	273,184	237,816	540,265	461,482

Sales and marketing expense	36,312	41,565	72,785	77,992
General and administrative expense	76,601	75,420	156,053	148,130
Research and development expense	50,842	28,951	98,686	58,384
Amortization of other intangibles	13,833	13,845	27,972	31,963

Operating income	95,596	78,035	184,769	145,013

Interest expense	(1,262)	(1,253)	(2,508)	(3,437)
Other income, net	8,179	1,883	15,542	3,728
Income before income taxes	102,513	78,665	197,803	145,304
Income tax provision	17,886	10,927	32,124	23,396
Net income	$84,627	$67,738	$165,679	$121,908

Earnings per common share:
Basic	$1.96	$1.59	$3.84	$2.87
Diluted	$1.93	$1.57	$3.76	$2.82

Weighted average common shares outstanding:
Basic	43,163	42,527	43,174	42,528
Diluted	43,929	43,275	44,016	43,286

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
Reconciliation of non-GAAP gross profit and margin	2025	2024	2025	2024
GAAP gross profit	$273,184	$237,816	$540,265	$461,482
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	8,891	7,620	17,605	15,010
Add: Amortization of acquired software	9,319	9,240	18,613	18,479
Non-GAAP gross profit	$291,394	$254,676	$576,483	$494,971
GAAP gross margin	45.8%	44.0%	46.5%	43.8%
Non-GAAP gross margin	48.9%	47.1%	49.6%	47.0%

	Three months ended June 30,		Six months ended June 30,
Reconciliation of non-GAAP operating income and margin	2025	2024	2025	2024
GAAP operating income	$95,596	$78,035	$184,769	$145,013
Non-GAAP adjustments:
Add: Share-based compensation expense	38,302	30,407	75,962	57,273
Add: Employer portion of payroll tax related to employee stock transactions	1,055	873	2,119	1,678
Add: Acquisition-related costs	—	2	33	29
Add: Lease restructuring costs and other	24	167	48	(159)
Add: Amortization of acquired software	9,319	9,240	18,613	18,479
Add: Amortization of other intangibles	13,833	13,845	27,972	31,963
Non-GAAP adjustments subtotal	62,533	54,534	124,747	109,263
Non-GAAP operating income	$158,129	$132,569	$309,516	$254,276
GAAP operating margin	16.0%	14.4%	15.9%	13.8%
Non-GAAP operating margin	26.5%	24.5%	26.7%	24.1%

	Three months ended June 30,		Six months ended June 30,
Reconciliation of non-GAAP net income and earnings per share	2025	2024	2025	2024
GAAP net income	$84,627	$67,738	$165,679	$121,908
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	62,533	54,534	124,747	109,263
Less: Income tax impact	(19,249)	(18,377)	(40,450)	(32,609)
Non-GAAP net income	$127,911	$103,895	$249,976	$198,562
GAAP earnings per diluted share	$1.93	$1.57	$3.76	$2.82
Non-GAAP earnings per diluted share	$2.91	$2.40	$5.68	$4.59

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
Detail of share-based compensation expense	2025	2024	2025	2024
Cost of revenues	$8,891	$7,620	$17,605	$15,010
Operating expenses	29,411	22,787	58,357	42,263
Total share-based compensation expense	$38,302	$30,407	$75,962	$57,273

	Three months ended June 30,		Six months ended June 30,
Reconciliation of EBITDA and adjusted EBITDA	2025	2024	2025	2024
GAAP net income	$84,627	$67,738	$165,679	$121,908
Amortization of other intangibles	13,833	13,845	27,972	31,963
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	20,322	19,620	40,531	40,721
Interest expense	1,262	1,253	2,508	3,437
Other income, net	(8,179)	(1,883)	(15,542)	(3,728)
Income tax provision	17,886	10,927	32,124	23,396
EBITDA	$129,751	$111,500	$253,272	$217,697
Share-based compensation expense	38,302	30,407	75,962	57,273
Acquisition-related costs	—	2	33	29
Employer portion of payroll tax related to employee stock transactions	1,055	873	2,119	1,678
Lease restructuring costs and other	24	167	48	(159)
Adjusted EBITDA	$169,132	$142,949	$331,434	$276,518

	Three months ended June 30,		Six months ended June 30,
Reconciliation of free cash flow	2025	2024	2025	2024
Net cash provided by operating activities	$98,311	$64,304	$154,469	$136,143
Less: additions to property and equipment	(5,487)	(6,568)	(7,822)	(13,850)
Less: investment in software development	(4,850)	(9,107)	(10,400)	(16,493)
Free cash flow	$87,974	$48,629	$136,247	$105,800
Free cash flow margin	14.8%	9.0%	11.7%	10.0%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$787,447	$744,721
Accounts receivable, net	714,413	587,634
Short-term investments	104,899	23,257
Prepaid expenses and other current assets	99,332	73,192
Income tax receivable	17,601	11,975
Total current assets	1,723,692	1,440,779

Accounts receivable, long-term portion	7,015	7,153
Operating lease right-of-use assets	34,723	31,433
Property and equipment, net	161,293	163,775

Other assets:
Software development costs, net	74,719	76,117
Goodwill	2,542,019	2,531,653
Other intangibles, net	793,725	831,966
Non-current investments	2,994	10,758
Other non-current assets	85,575	86,381
Total assets	$5,425,755	$5,180,015

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$344,192	$354,526
Operating lease liabilities	8,998	9,643
Deferred revenue	720,497	701,438
Current portion of convertible senior notes due 2026, net	598,798	—
Total current liabilities	1,672,485	1,065,607

Convertible senior notes due 2026, net	—	597,934
Deferred revenue, long-term	22,878	22,376
Deferred income taxes	36,437	47,503
Operating lease liabilities, long-term	33,922	30,791
Other long-term liabilities	25,366	27,382
Total liabilities	1,791,088	1,791,593

Shareholders' equity	$3,634,667	$3,388,422
Total liabilities and shareholders' equity	$5,425,755	$5,180,015

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net income	$84,627	$67,738	$165,679	$121,908
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	34,322	34,139	68,943	74,236
Losses from sale of investments	(1)	(1)	—	(1)
Share-based compensation expense	38,302	30,407	75,962	57,273
Operating lease right-of-use assets expense	2,572	2,343	4,860	4,865
Deferred income tax benefit	—	(12,473)	(11,080)	(36,807)
Other	39	225	39	190
Changes in operating assets and liabilities, exclusive of effects of acquired companies	(61,550)	(58,074)	(149,934)	(85,521)
Net cash provided by operating activities	98,311	64,304	154,469	136,143

Cash flows from investing activities:
Additions to property and equipment	(5,487)	(6,568)	(7,822)	(13,850)
Purchase of marketable security investments	(35,293)	—	(107,286)	—
Proceeds and maturities from marketable security investments	32,528	3,080	34,284	6,351
Investment in software development	(4,850)	(9,107)	(10,400)	(16,493)
Cost of acquisitions, net of cash acquired	(206)	—	(18,230)	(1,302)
Other	549	3	526	21
Net cash used by investing activities	(12,759)	(12,592)	(108,928)	(25,273)

Cash flows from financing activities:
Payment on term loans	—	—	—	(50,000)
Purchase of treasury shares	(1,605)	—	(1,605)	—
Proceeds from exercise of stock options, net of withheld shares for taxes upon equity award settlement	(4,681)	5,852	(3,155)	15,885
Contributions from employee stock purchase plan	5,352	4,921	9,322	8,474
Other	(2,900)	—	(7,377)	—
Net cash (used) provided by financing activities	(3,834)	10,773	(2,815)	(25,641)

Net increase in cash and cash equivalents	81,718	62,485	42,726	85,229
Cash and cash equivalents at beginning of period	705,729	188,237	744,721	165,493

Cash and cash equivalents at end of period	$787,447	$250,722	$787,447	$250,722